SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549


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                             FORM 8-K

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                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15 (d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event
                   reported): December 30, 1997

             The Interpublic Group of Companies, Inc.
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        (Exact Name of Registrant as Specified in Charter)


     Delaware                 1-6686               13-1024020
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 (State or other            (Commission          (IRS Employer
   Jurisdiction             File Number)         Identification
 of incorporation)                                   Number)


 1271 Avenue of the Americas, New York, New York      10020
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   (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code: (212) 399-8000



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  (Former Name or Former Address, if Changed Since Last Report)

Item 9.    Sales of Equity Securities Pursuant to Regulation S.

      On December 30, 1997, the Interpublic Group of Companies,
Inc. ("Interpublic") sold 362,939 shares of its common stock, par value $.10, to two Danish corporations in exchange for 115 million Danish Kroners in value of the capital stock of Medialog
A/S, a Danish corporation ("Medialog").

      As a result of this, Interpublic has acquired 100% of the capital stock of Medialog.

      No underwriter or placement agent was used in connection with the sale of the Shares.

      The transaction was effected in an "offshore transaction" and in accordance with the "offering restrictions" and "no directed selling efforts" requirements of Rule 903 (c) (2) of Regulation S under the Securities Act of l933.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE INTERPUBLIC GROUP OF
                               COMPANIES, INC.


Date: DECEMBER 30, 1997          /s/ Nicholas J. Camera
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                               By:  NICHOLAS J. CAMERA
                                    Vice President,
                                    General Counsel
                                    and Secretary